EXHIBIT 99.5


                             SHAREHOLDERS AGREEMENT

                           dated as of August 10, 1999

                                  by and among

                              ARIS INDUSTRIES, INC.

                                       and

                                   GREGG FIENE

                                       and

                                 MICHELE BOHBOT

                                       and

                                  LYNNE HANSON

                                       and

                              THE SIMON GROUP, LLC



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                             SHAREHOLDERS AGREEMENT

         Shareholders Agreement (this "Agreement"), dated as of August 10, 1999, among Aris Industries, Inc., a New York corporation (the "Company"), The Simon Group, LLC, a New York limited liability company ("Simon") and each of Gregg Fiene ("Fiene"), Michele Bohbot ("Bohbot"), and Lynne Hanson ("Hanson,")(individually a "Seller" and together the "Sellers" and together with Simon, the "Shareholders").

         WHEREAS, Simon beneficially owns 41,757,194 shares of the Common Stock of the Company, par value $.01 per share (the "Common Stock");

         WHEREAS, pursuant to the terms and conditions of that certain Agreement and Plan of Merger dated as of July 19, 1999 as amended by Amendment No. 1 dated August 2, 1999, (the "Merger Agreement") by and among the Company, Lola, Inc., Fiene, Bohbot and Hansen, Sellers are acquiring an aggregate of 6,500,000 shares of Common Stock (the "Shares");

         WHEREAS, execution and delivery of this Agreement by the parties hereto is a condition precedent to the closing (the "Closing") under the Merger Agreement; NOW, THEREFORE, in consideration of the premises, covenants and agreements contained herein, and for other good and valuable consideration, the sufficiency and adequacy of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

         1. Intentionally Omitted.

         2. Corporate Governance.

         2.1 Board of Directors; Nomination of Directors.



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         (a) During the term of this Agreement, Simon shall nominate, and vote all of its shares of Common Stock for the election of, Fiene as a director of the Company, provided Fiene is, at such time, employed as an executive officer of the Company.

         (b) In the event that Fiene no longer serves as an executive officer of the Company, he shall resign as a Director of the Company promptly upon the written request of Simon.

         2.2 Voting for Directors Generally. Fiene and Bohbot shall vote for directors of the Company in accordance with this Agreement as follows. Fiene and Bohbot each shall appear in person, or by proxy, at any annual or special meeting of shareholders of the Company, and shall vote the shares of Common Stock owned by such Seller, in favor of the election of the individuals nominated by Simon. Fiene and Bohbot each shall vote in any solicitation of written consents or proxies consistent with the foregoing.

         3. Restrictive Legends Requirements.

         3.1 Restrictive Legend on Certificate. Each of the Shareholders agrees that the Company shall place during the term of this Agreement the applicable portion or portions of the following legend on the certificates representing the shares of Common Stock beneficially owned by each of them.

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF THE SHAREHOLDERS AGREEMENT, DATED AS OF August 10, 1999, WHICH AGREEMENT CONTAINS PROVISIONS RESTRICTING THE TRANSFER OF SECURITIES EVIDENCED BY THIS CERTIFICATE UNDER CERTAIN CIRCUMSTANCES. SUCH SHAREHOLDERS AGREEMENT ALSO CONTAINS PROVISIONS REQUIRING THE VOTE OF THE SECURITIES EVIDENCED BY THIS CERTIFICATE IN FAVOR OF INDIVIDUALS NOMINATED TO THE BOARD OF DIRECTORS OF THE CORPORATION BY OTHER SHAREHOLDERS REFERRED TO THEREIN UNDER CERTAIN


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         CIRCUMSTANCES.  A COPY OF SUCH SHAREHOLDERS AGREEMENT
         MAY BE OBTAINED FROM THE COMPANY WITHOUT CHARGE.

         4. General Restrictions on Transfer of Common Stock.

         4.1 Restrictions on Transfers. During the term of this Agreement, none of Fiene or Bohbot shall sell, assign, transfer, pledge, hypothecate, mortgage, encumber or otherwise dispose (a "Transfer") of all or any shares of Common Stock now owned by either of them, except as permitted in this Section 4, or as permitted by, or in compliance with, Section 5 or Section 6 of this Agreement. Any Transfer by Fiene or Bohbot of any shares of Common Stock subject to this Agreement that does not comply with the terms of this Agreement shall be void ab initio and of no effect, and the Company and its transfer agent and registrar shall have no obligation to give effect to such purported Transfer or to recognize the purported transferee as the holder of such shares.

         4.2 Death of Seller. Notwithstanding any provision of this Agreement to the contrary, effective upon the death of Fiene or Bohbot, the terms of this Agreement shall terminate with respect to such Seller.

         4.3 Transfers Subject to Simon's Right of First Offer. Prior to either of Fiene or Bohbot effecting the Transfer of 100,000 or more shares of such Seller's Common Stock in one transaction or series of related transactions in any 90-day period (other than any Transfer otherwise permitted under this Agreement), such Seller shall irrevocably offer such shares of Common Stock to Simon by delivering via facsimile, no later than 1:00 p.m. eastern standard time (10:00 a.m. pacific standard time), to Simon a Transfer Notice to such effect stating the terms of such offer, and meeting the requirements of a Transfer Notice (defined below) and including the proposed closing date, which shall not be earlier than 1:00 p.m. eastern standard


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time (10:00 a.m. pacific standard time) the next business day after delivery of such Transfer Notice or 1:00 p.m. eastern standard time (10:00 a.m. pacific standard time) on the third business day following the delivery of the Transfer Notice if the proposed Transfer is pursuant to a private sale. If Simon does not deliver via facsimile a written notice (the "Acceptance Notice") irrevocably accepting such offer on or prior to 1:00 p.m. eastern standard time (10:00 a.m. pacific standard time) on the business day after Simon's receipt of the Transfer Notice or on or before 1:00 p.m. eastern standard time (10:00 a.m. pacific standard time) on the third business day following delivery of the Transfer Notice if the proposed Transfer is pursuant to a private sale, then such Seller shall have the right for a period of 30 days to Transfer such shares of Common Stock to any Person on terms no less favorable to Seller than the terms described in such Transfer Notice. If Simon shall deliver the Acceptance Notice irrevocably accepting the offer within the required time period, the selling Seller shall sell, and Simon shall purchase, such offered shares at the price per share and in accordance with the other terms set forth in the applicable Transfer Notice on the closing date specified therein. As used in this Agreement, "Transfer Notice" shall mean a notice that (x) sets forth: (i) the aggregate number of shares of Common Stock to be transferred (the "Offered Shares"); (ii) the proposed date, time and place of Transfer; (iii) the amount and form of consideration to be received in the aggregate and on a per-share basis by the selling Shareholder; (iv) the identity of the transferee or transferees (provided that in the case of a public sale, or a Transfer pursuant to Rule 144, the requirement to set forth such identity may be satisfied by a statement that the transferee or transferees is the public market); and (v) any other material terms and conditions of the Transfer, together with copies of any then-available Transfer documents (or the current draft thereof) related thereto; provided,


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that with respect to a Transfer Notice issued pursuant to Section 4.3, notwithstanding the provisions of Section 11, a Transfer Notice shall be given in writing by facsimile to Simon at 1- 212-642-4265, and shall be deemed received by Simon on the date such facsimile was transmitted, if such Seller has a confirmation that such transmission was received; and provided further that with respect to an Acceptance Notice issued pursuant to Section 4.3, notwithstanding the provisions of Section 11, an Acceptance Notice shall be given in writing by facsimile to the selling Seller as follows: if to Fiene, to
(323) 838-7873 and if to Bohbot, to (213) 742-9190 and shall be deemed received by the selling Seller on the date such facsimile was transmitted, if Simon has a confirmation that such transmission was received.

         4.4 No Joint and Several Liability. The obligations of the Sellers set forth in this Section 4 are individual to each Seller and are not joint and several, and no liability shall be attributed to a particular Seller for the breach of this Section 4.1 by another Seller.

         5. Tag-Along Transfer Rights on Non-Public Dispositions by Simon.

         5.1 Delivery of Transfer Notices. If Simon proposes to Transfer shares of Common Stock in one transaction or a series of transactions in which more than 50% of the Common Stock owned by him beneficially and of record are being sold in a privately negotiated transaction, Simon shall deliver to each Seller a Transfer Notice. Each Seller shall be entitled to offer for transfer in the proposed Transfer the number of shares of Common Stock as determined pursuant to the next sentence, on the terms set forth in such Transfer Notice, by delivering to Simon, within ten business days of receipt of the Transfer Notice, an irrevocable offer to sell such shares. In the case of a Transfer by Simon giving rise to a Tag-Along Right, each Seller shall be entitled to sell such number of shares equal to the product of (A) the number of shares


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set forth in the Transfer Notice and (B) a fraction, the numerator of which is equal to the aggregate number of shares of Common Stock which such Seller owns and the denominator of which is equal to the aggregate number of shares of Common Stock owned beneficially and of record by Simon and Apollo Aris Partners, L.P. and AIF - II L.P. ("Apollo"); provided, that notwithstanding any other provision of this Agreement that any reference in this Agreement to the Common Stock owned by Simon shall include beneficial ownership by Simon and all shares of Common Stock issuable upon conversion of Series A Preferred Stock of the Company held beneficially by Simon; provided, further, if Apollo does not sell shares in the transaction subject to the Transfer Notice, then each Seller shall be given the opportunity to sell additional shares in the transaction subject to the Transfer Notice and the aggregate number of shares that each Seller may transfer shall be determined pursuant to the formula set forth in this Section
5.1 which shall be revised to delete the inclusion of the shares of Common Stock owned beneficially and of record by Apollo.

         5.2 Terms and Conditions of Sale. The shares of Common Stock to be offered for Transfer pursuant to this Section 5 by the Sellers shall be transferred on the same terms and conditions as those applicable to Simon as specified in the Transfer Notice, including the time of Transfer (provided, however, that Simon shall be entitled to postpone such Transfer date if reasonably necessary), form of consideration, and per-share sale price. No Transfer of shares of Common Stock shall occur prior to the expiration of the ten (10) business day period referred to in Section 5.1. Sellers shall promptly take all steps described in the relevant Transfer Notice to effectuate the Transfer of their shares, as applicable, of Common Stock to be offered for transfer in the Transfer, including the furnishing of information customarily provided in connection with


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such a Transfer and the executing of customary Transfer documents with customary representations and warranties limited to its authority to Transfer and the title to securities and the absence of any liens or other encumbrances thereon.

         5.3 Failure to Complete Tag-Along Transfer. If a Transfer described in a Transfer Notice delivered pursuant to Section 5.1 shall not be completed for any reason, Simon shall have no liability to the Sellers therefor.

         5.4 No Joint and Several Liability. The obligations of the Sellers set forth in this Section 5 are individual to each Seller and are not joint and several, and no liability shall be attributed to a particular Seller for the breach of this Section 5 by another Seller.

         6. Bring-Along Right of Simon.

         6.1 Qualifying Transaction. If Simon proposes to sell to a third party that is not an affiliate of Simon all, but not less than all, of the shares of Common Stock then owned beneficially and of record by Simon, Simon shall have the right, but not the obligation (the "Bring-Along Right"), to require the Sellers to sell all, but not less than all, of the shares of Common Stock acquired by them pursuant to the Merger Agreement to such third party purchaser(s) in the same manner, at the same purchase price per share, on the same closing date and on the same other terms and conditions as Simon, provided, that Simon must exercise such right as to all of the Sellers as a group.

         6.2 Exercise of the Bring-Along Right; Closing Date. Simon may exercise the Bring-Along Right by delivering a written notice to the Sellers to such effect, which notice shall also state (i) that the notice is being delivered pursuant to the provisions of Section 6, (ii) the purchase price per share of Common Stock, (iii) whether the purchase price will be paid in cash,


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Marketable Securities (defined below) or a combination thereof, (iv) the number of shares of Common Stock which each Seller shall be required to sell pursuant to the exercise of the Bring- Along Right, (v) the identity of the transferee, and (vi) the date and time for the closing of the purchase and sale of the securities pursuant to the Bring-Along Right. For purposes of this Agreement, "Marketable Securities" means marketable securities (i) issued by an issuer with a public float equal to or greater than $100 million, (ii) listed on a major national stock exchange, (iii) that constitute, in the aggregate, not more than 5% of the outstanding class of securities of such issuer, and (iv) that have been registered for sale under the Securities Act of 1933, as amended (the "Securities Act") or are otherwise freely tradable under the Securities Act and applicable "blue sky" or state securities laws.

         6.3 Closing of Purchase and Sale Pursuant to the Bring-Along Right. At the closing specified for the purchase and sale of the shares of Common Stock owned by Sellers pursuant to the exercise by Simon of its Bring-Along Right at the offices of the Company (x) the party purchasing such shares of Common Stock shall (i) to the extent the purchase price is to be paid in cash, pay the aggregate purchase price for such Common Stock payable to each Seller on the same terms and conditions as regards Simon by wire transfer of immediately available funds and (ii) to the extent the purchase price is to be paid by delivery of Marketable Securities to Sellers, deliver such Marketable Securities to each Seller, and (y) each Seller shall deliver to such purchaser the stock certificate or certificates representing all such securities free and clear of any liens or other encumbrances thereon (other than such liens or other encumbrances which will be satisfied on such closing date by the payment of money) duly endorsed in blank, or accompanied by stock powers duly executed in blank, which date shall not be earlier than ten (10) days after


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the date such notice is given pursuant to Section 11. Each Seller shall promptly take all steps described in the notice delivered to him to effectuate the Transfer of the shares of Common Stock to be transferred pursuant to the exercise of the Bring-Along Right, including the furnishing of information customarily provided in connection with such a Transfer and the executing of customary Transfer documents with customary representations and warranties limited to his authority to Transfer, title to such securities and the absence of any liens or other encumbrances thereon.

         7. Registration Rights.

         7.1 Piggyback Registration Rights. In the event that the Company intends to, or has been requested to, register any share of Common Stock under the Act, the Company shall notify each Seller of its intention to register such shares not less than 30 days before the expected filing date of the registration statement. If any Seller notifies the Company, not less than 15 days prior to the filing of such registration statement, that they desire to have shares of the Common Stock they received under the Merger Agreement included in the registration statement, the Company shall, subject to the provisions of Sections
7.2 and 7.3, include such shares in such registration statement, provided that each Seller making such request, promptly after the Company's request, furnishes the Company with such information as may be necessary for the inclusion of such shares in such registration statement.

         7.2 Underwritten Offer. If any registration to which the provisions of
Section 7.1 apply is intended to be an underwritten "firm commitment" public offering, the Company shall describe the terms and conditions of the underwriting arrangement in the notice given pursuant to Section 7.1 and Sellers' rights to have shares of the Common Stock registered


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thereunder shall be conditioned on Sellers' agreement, if so requested by the
Company, to sell such shares pursuant to such underwriting agreement.

         7.3 Limitation on Shares. Notwithstanding the provisions of Section 7.1, if any such registration to which the provisions of Section 7.1 apply is to be an underwritten public offering, and the underwriter of such public offering determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may exclude from such underwriting a number of the shares proposed to be offered by parties other than the Company; provided, that such exclusion shall be allocated among them in the same proportion as the number of shares proposed to be offered by each such party bears to the number of shares proposed to be offered by all of them.

         7.4 Registration Statement. With respect to any registration of shares of the Common Stock in which a Seller participates pursuant to this Section 7, the Company shall furnish a manually signed copy of each such registration statement and all amendments thereto to each participating Seller upon the filing thereof, such reasonable number of copies of the prospectus included in each such registration statement and amendments thereto as such party may reasonably request in order to facilitate the public sale or other disposition of the shares owned by such participating Seller.

         7.5 Expenses; Fees. Sellers shall not be required to pay any expenses, fees, or charges in connection with any registration pursuant to this Section 7 except that he shall pay all fees and disbursements of counsel incurred by him and shall pay a portion of any underwriting discounts or commissions and SEC and blue sky fees in the same proportion that the number of shares being registered for any applicable Seller bears to the total number of shares being registered.


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         7.6 Indemnification. The Company will indemnify and hold harmless
Sellers, and each of them, against any losses, claims, damages or liabilities to which Sellers, and each of them, may become subject as far as such losses, claims, damages or liabilities are caused by any untrue statement of any material fact contained, on the effective date thereof, in any Registration Statement under which the securities were registered under the Act, any prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse Sellers, and each of them, for any legal or other expenses reasonably incurred by him or her in connection with defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable to a particular Seller in any such case to the extent that any such loss, damage, expense or liability arises out of or is based upon an untrue statement or omission so made in conformity with information furnished by such particular Seller for inclusion in the Registration Statement. Promptly after receipt by any of the Sellers of notice of any claim to which indemnity would apply or the commencement of any such action, such Seller will notify the Company of the commencement thereof. In case such action is brought against a Seller, and he or she notified the Company of the commencement thereof, the Company will be entitled to participate in, and, to the extent that it may wish, to assume the defense thereof, with counsel satisfactory to such Seller.

         8. Amendment. This Agreement may not be amended except by a written instrument signed by all of the parties hereto.

         9. Assignment; No Third-Party Beneficiaries.

         9.1 This Agreement and all the provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, assigns, executors,


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administrators or successors; provided, however, that except as specifically provided herein with respect to certain matters, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned.

         9.2 This Agreement is not intended to offer any rights or remedies upon any Person other than the parties hereto and their permitted heirs, assigns, executors, administrators or successors, and no party hereto shall have any right to enforce the provisions of this Agreement on behalf of any other Person, including the Company.

         10. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving regard to the conflict of laws principles thereof.

         11. Notices. All notices given pursuant to this Agreement shall be in writing and shall be made by hand delivery, first-class mail (registered or certified, return receipt requested), or nationally recognized overnight air courier guaranteeing next business day delivery as follows:


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                      If to Simon:

                      Aris Industries, Inc.
                      1411 Broadway
                      New York, NY 10018
                      Attention.: Arnold H. Simon, Chairman
                      Telephone No.: 212-642-4300
                      Facsimile Transmission No.: 212-642-4265

                           with a copy to:

                      Shapiro Forman & Allen LLP
                      380 Madison Avenue
                      New York, NY 10017
                      Fax No. (212) 557-1275
                      Attention:  Robert W. Forman, Esq.

                      If to Fiene:

                      c/o XOXO, Inc.
                      6000 Sheila St.
                      Commerce City, CA 90040
                      Attn: Gregg Fiene

                           with a copy to:

                      Julie M. Kaufer, Esq.
                      Troop Steuber Pasich Reddick & Tobey, LLP
                      2029 Century Park East, 24th Floor
                      Los Angeles, CA  90067

                           and a copy to:

                      Jeffrey F. Gersh, Esq.
                      Zimmerman Rosenfeld Gersh & Leeds, LLP
                      9107 Wilshire Blvd.
                      Beverly Hills, California 90210

                      If to Bohbot

                      c/o Bisou Bisou, Inc.
                      2025 South Figueroa Street
                      Los Angeles, California 90007

                           with a copy to:


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                      Jeffrey F. Gersh, Esq.
                      Zimmerman Rosenfeld Gersh & Leeds, LLP
                      9107 Wilshire Blvd.
                      Beverly Hills, California 90210

                      If to Hanson:

                      Lynne Hanson
                      3775 Belina Canyon Road
                      Encino, California 91436

                           with a copy to:

                      Cynthia M. Cohen, Esq.
                      Jeffer, Mangels, Butler & Marmaro LLP
                      2121 Avenue of the Stars, Tenth Floor
                      Los Angeles, California 90067

Any party hereto may change its address for receiving notices, requests and other documents by giving written notice of such change to the other parties. Except as otherwise provided in this Agreement, each such notice shall be deemed given: at the time delivered, if personally delivered; if mailed, three days after being mailed by certified or registered mail, postage prepaid, return receipt requested; and the next business day after timely delivery to the courier, if sent by nationally recognized overnight air courier guaranteeing next business day delivery.

         12. Entire Agreement. This Agreement supersedes all prior Agreements between or among any of the parties hereto with respect to the subject matter contained herein, and such agreements embody the entire understanding among the parties relating to such subject matter.

         13. Injunctive Relief. Each of the parties hereto hereby acknowledges that in the event of a breach by any of them of any material provision of this Agreement, the aggrieved party will be irreparably harmed (which harm is acknowledged to be not readily measurable in damages) and that there will be no adequate remedy at law. Each of the parties therefore agrees


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that in the event of a breach hereof the aggrieved party shall have the right to obtain injunctive relief in any court of competent jurisdiction to enforce specific performance or to enjoin the continuing breach hereof without the requirement of posting any bond or security or proving any special damages. By seeking or obtaining any such relief, the aggrieved party will not be precluded from seeking or obtaining any other relief to which it may be entitled.

         14. Termination.

         14.1 Termination of Agreement. This Agreement shall terminate ten years from the date hereof unless sooner terminated by a written instrument signed by each of the parties hereto or pursuant to Section 14.2 hereof, provided, if Fiene's employment with the Company, pursuant to that certain Employment Agreement executed concurrently herewith by and between the Company and Fiene (the "Employment Agreement"), is terminated "For Cause" (as defined in the Employment Agreement), or for "Good Reason" (as defined in the Employment Agreement), the provisions of this Agreement, other than the rights of Sellers set forth in Sections 5 and 7, shall immediately terminate.

         14.2 Termination with Respect to Shareholders with De Minimis Holdings. Unless this entire Agreement is sooner terminated in accordance with Section 14.1, any Shareholder shall cease to be a party hereto as of such earlier date, if any, as the number of shares of Common Stock owned by such Shareholder equals less than 10% of the aggregate number of shares of Common Stock owned beneficially and of record by such Shareholder as of the date hereof, and thereafter such Shareholder shall have no rights or obligations as a party hereto and no termination pursuant hereto shall be deemed to be a breach of any provision hereof.

         15. Section Headings. Section headings are for convenience of reference only and shall not affect the meaning of any provision of this Agreement.


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         16. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, and all of which shall together constitute one and the same instrument. All signatures need not be on the same counterpart.

         17. Consent to Jurisdiction. All actions and proceedings arising out of, or relating to, this Agreement shall be heard and determined in any state or federal court sitting in New York, unless the Company is reincorporated in the state of Delaware, in which case, all such actions and proceedings shall be heard and determined in any state or federal court sitting in Delaware. The undersigned, by execution and delivery of this Agreement, expressly and irrevocably consent and submit to the personal jurisdiction of any of such courts in any such action or proceeding; (ii) consent to the service of any complaint, summons, notice or other process relating to any such action or proceeding by delivery thereof to such party by hand or by certified mail, delivered or addressed as set forth in Section 11 of this Agreement; and (iii) waive any claim or defense in any such action or proceeding based on any alleged lack of personal jurisdiction, improper venue or forum non conveniens or any similar basis.

         18. Severability. If any provision of this Agreement shall be determined to be invalid or unenforceable, such invalidity or unenforceability shall not affect the validity and enforceability of the remaining provisions of this Agreement, unless the result thereof would be unreasonable, in which case the parties hereto shall negotiate in good faith as to appropriate amendments hereto.


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         IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first written above.

                                       ARIS INDUSTRIES, INC.

                                       By: /s/ David Fidlon
                                          ---------------------------------
                                            Name: David Fidlon
                                            Title: President

                                       THE SIMON GROUP, L.L.C.

                                       By: /s/ Arnold Simon
                                          ---------------------------------
                                            Name: Arnold H. Simon
                                            Title: Managing Member

                                             /s/ Gregg Fiene
                                          ---------------------------------
                                            Gregg Fiene, Individually

                                             /s/ Michele Bohbot
                                          ---------------------------------
                                            Michele Bohbot, Individually

                                          ---------------------------------
                                            Lynne Hanson, Individually


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